Exhibit 10.21

                       PROFESSIONAL CONSULTING AGREEMENT

         This Agreement made as of August 19, 1998, by and between QUEST NET Corp., a Colorado Corporation, 2740 E Oakland Park Boulevard, Suite 206, Fort Lauderdale, Florida 33306 ("QUEST NET"), "), Real-Time Phone Services, Inc. a Florida Corporation, 265 South Federal Highway, Suite 335, Deerfield Beach Florida 33441 ("REAL TIME") and REAL-TIME's parent company, Secure Transaction International Corp., a Florida Corporation, 265 South Federal Highway, Suite 335, Deerfield Beach Florida 33441 ("STIC").

         WHEREAS, QUEST NET has substantial experience in computer technology including data communications and message switching networks and the creating and marketing of software, especially in the field of encryption; and

         WHEREAS, QUEST NET operates data communications and message switching networks and provides data network and communications services and related equipment and devices, individually or through affiliates, suppliers and agents; and

         WHEREAS, QUEST NET, through its business operations and contacts is made aware of new products and market opportunities that could benefit REAL-TIME; and

         WHEREAS, REAL-TIME wishes to enlist QUEST NET as a technology and marketing consultant to provide assistance to REAL-TIME on an on-going basis with regard to new product and market opportunities in the areas of computer technology including data communications and message switching networks and the creating and marketing of software, especially in the field of encryption; and

         WHEREAS, STIC is the parent corporation of REAL-TIME, its wholly owned subsidiary and,

         WHEREAS, STIC intends to become a company whose securities are publicly traded, and

         WHEREAS, STIC's Board of Directors has authorized the conversion of REAL-TIME preferred stock into the common stock of STIC.

         NOW, THEREFORE, for the mutual promises and other consideration described herein, the parties hereto agree as follows:

         1. Services to be Provided by QUEST NET. QUEST NET's duties will consist of (i) providing technology and marketing advice and analysis of new product and market opportunities in the areas of computer technology (the "Opportunities"), including data communications, message switching networks and encryption and other related software (the "Software"); (ii) evaluating and presenting to REAL-TIME the Opportunities; (iii) facilitating REAL-TIME's relationship with the computer technology community and (iv) assisting REAL-TIME to (a) introduce its encryption software product into various markets throughout the United States and (b) help expand the distribution of its encryption software into those markets. QUEST NET will provide such assistance on an on-going basis. QUEST NET will respond to all telephone calls from REAL-TIME within a time period of 2 hours from the time the call was placed.

         2. Term. The term of this Agreement shall be for a period of 5 years from the date hereof.

         3 Compensation for Services. In consideration of services to be rendered hereunder, QUEST NET shall receive a consulting fee of $50,000 per year, payable in advance by the issuance of 25,000 shares of REAL-TIME's Series A Preferred Non-Voting Stock, $10.00 per share face value (the "Preferred Stock"). The Preferred Stock shall be convertible into the common stock of STIC. The other rights and preferences of the Preferred Stock are more fully described in Exhibit "A" hereto and incorporated herein. The delivery of the Preferred certificates will take place within twenty (20) business days from the execution of this Agreement (the "Delivery Date"). REAL-TIME or STIC shall have the right to redeem the Preferred Stock not converted, in whole or in part, at any time by paying the face value thereof.

         For each three-month period during the Term of this Agreement, QUEST NET shall have the right to convert up to 1,250 shares of the Preferred Stock by providing to REAL-TIME and STIC a notice of conversion. Within fifteen days from the receipt of the notice, REAL-TIME or STIC shall have the option to redeem that number of the Preferred Shares noticed for conversion (the "Redeemable Shares"), at a redemption price of $10.00 per share. If REAL-TIME or STIC do not redeem the Redeemable Shares within such fifteen day period, QUEST NET shall have the right to convert the Redeemable Shares into common stock of STIC, at a conversion rate equal to (i) the average 5 day bid price (as of the date of conversion) of STIC's common stock, if STIC's common stock is publicly traded, or at the book value per share of STIC's Common Stock, if such common stock is not publicly traded.

         4. Reimbursement for Expenses. QUEST NET shall bear all of its expenses and costs without reimbursement from REAL-TIME.

         5. Termination. In addition to any other remedy available at law or in equity, in the event of any breach of this agreement by QUEST NET the number of shares to be retained by QUEST NET shall be based upon 25,000 times a fraction whose numerator is the number of days after the date hereof and whose denominator is 1,825. All remaining shares shall be canceled.

         If QUEST NET is unable, for any reason, to perform the duties for REAL-TIME for 15 consecutive days, it shall be treated as a breach by QUEST NET.

         6. Finders Fees. QUEST NET shall not receive any finders' fees, commissions or other remuneration in connection with any transaction it assists REAL-TIME with during the term of this Agreement.

         7. Representations and Warranties. QUEST NET represents and warrants that services to be provided by QUEST NET under this Agreement will be performed by competent, trained personnel in a workmanlike manner. QUEST NET and its personnel shall comply with all applicable statues, rules, and regulations governing all aspects of the services to be performed under this Agreement. REAL-TIME understands and acknowledges that QUEST NET cannot guarantee that the services provided hereunder will achieve any particular objective or fulfill any specified goals.

         In order to induce REAL-TIME to issue the Preferred Shares, recognizing that REAL-TIME will be relying on the information and on the representations set forth below, QUEST NET hereby represents, warrants, and agrees as follows:

          (a) QUEST NET has determined that the purchase of the Preferred shares and the shares underlying the Preferred Shares of REAL-TIME (the "Shares") is a suitable investment for QUEST NET and that QUEST NET is able to bear economic risks including a total loss of an investment in the Shares.
          (b) QUEST NET is purchasing the Shares for its own account for investment, and not with a view to or for sale in connection with the distribution of the Shares nor with any present intention of selling or otherwise disposing of all or any part of the Shares. QUEST NET hereby acknowledges its understanding that the Shares are not being registered under the Securities Act of 1933 (the "Act"), or any state securities laws on the ground that the issuance and sale of the Shares to QUEST NET is exempt under the Act and relevant state securities laws as not involving a public offering. QUEST NET agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available. QUEST NET authorizes REAL-TIME to place a legend denoting the restrictions on the certificates to be issued.

     QUEST NET further acknowledges its understanding that REAL-TIME's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by it and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, QUEST NET was acquiring the Shares for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce REAL-TIME to issue and sell the Shares to QUEST NET, it is agreed that REAL-TIME will have no obligation to recognize the ownership, beneficial or otherwise, of such shares by anyone but QUEST NET, except as set forth herein.

          (c) QUEST NET acknowledges and is aware that, except as set forth herein, the it will not transfer or assign the Shares, or any interest therein; the assignment and transferability of the Shares will be governed by this Agreement and all applicable laws.

          (d) QUEST NET has acknowledged and is aware that, except for the three day rescission rights provided under Florida law, it is not entitled to cancel, terminate or revoke this subscription, and any agreements of QUEST NET in connection herewith shall survive the termination of this Agreement.

          (e) QUEST NET has had the opportunity to ask questions of, and receive answers from management of REAL-TIME regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of REAL-TIME and related matters.

          QUEST NET may have access to whatever additional information concerning REAL-TIME, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that it or its purchaser representative, if any, desires, provided that REAL-TIME can acquire such information without unreasonable effort or expense. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a) thereunder, QUEST NET and its purchaser representative may have, at the offices of REAL-TIME, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which REAL-TIME can obtain without unreasonable effort or expense.

          (f) QUEST NET has had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (e) hereof.

         QUEST NET hereby agrees to indemnify and hold harmless REAL-TIME its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable attorney fees, expert witness and accounting fees and other disbursements and costs or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

         The representations, warranties, and agreements contained herein shall survive the delivery of and payment for, the Shares.

--------------------------------------------------------------------------------
FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO REAL-TIME, AN AGENT OF REAL-TIME OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.
--------------------------------------------------------------------------------

8. Governing Law, Venue, and Arbitration. This Agreement shall be deemed to be executed in the State of Florida and governed by the laws of the State of Florida. Any controversy or claim arising out of or relating to this Agreement or to the interpretation, breach or enforcement thereof, except a claim for injunctive relief, shall be submitted to an arbitrator and settled by arbitration in Broward County, Florida, in accordance with the rules then obtaining of the American Arbitration Association. Any award made by the arbitrator shall be final, binding, and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof. Nothing contained herein shall serve to prohibit the parties from seeking injunctive relief in a court of competent jurisdiction.

         9. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         10. Successors. Subject to the provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         12. Waiver and Amendment. The waiver by any party to this Agreement of a breach of any provision hereof by any other party shall not be construed as a waiver of any subsequent breach by any party. No provision of this Agreement may be terminated, amended, supplemented, waived or modified other than by an instrument in writing signed by the party against whom the enforcement of the termination, amendment, supplement, waiver or modification is sought.

         13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature, provided however that original signatures must be provided within ten days from the date of signing.

         14. Attorney Fees and Costs. In the event any action is commenced, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses.

         15. Assignment. This Agreement may be assigned by REAL-TIME to any other wholly owned subsidiary of STIC. No other assignment will be permitted by either party without the other party prior written consent, which shall not be unreasonably withheld.

         16. Relationship of Parties. Except as set forth herein, neither party shall have any right or authority to create any obligation on the part of the other party or bind the other party to any agreement.

         17. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered by U.S. Certified Mail, return receipt requested, or by special messenger service with receipt (such as Federal Express), by facsimile delivery or by hand, to the parties at the addresses set forth above or such substitute address of which notice is given in like manner. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery.

Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         18. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written agreements regarding the same subject matter.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer, or as to an individual party, has executed this Agreement in his own hand, as of the date first written above.


In the presence of:

                           Real-Time Phone Services, Inc.



[Illigible]                By: /s/ J. Forrest Tytler
-----------------------        ---------------------------
                               J. Forrest Tytler, Chairman

                           Secure Transaction International
                           Corporation


[Illigible]                By  /s/ J. Forrest Tytler
-----------------------        ---------------------------
                               J. Forrest Tytler, Chairman



                           Quest Net, Corp.

                           BY: /s/ Camilo Pereira
-----------------------        ---------------------------
                               Camilo Pereira, President

                             EXHIBIT A

             Description of Series "A" Preferrgd Stock

The Series A Preferred Stock of REAL-TIME was properly authorized by the REAL-TIME's Board of Directors and filed with Secretary of State. The shares initially have a designated face value of ten dollars ($10) per share. One Hundred million (100,000,000) shares of Preferred Stock have been authorized, 25,000 of which have been designated as Series A and reserved for issuance as consideration for this Transaction. The Series A Preferred shares are convertible into the common stock of STIC. The Series A Preferred shares and the common stock of STIC have never traded in the market and have never been registered as a part of any registration statement filed by REAL-TIME or STIC with the Securities and Exchange Commission. The value of the shares was arbitrarily determined by STIC's and REAL-TIME's Board of Directors after taking into consideration, among other things, the features of the Series A Preferred Stock and the prospects for the company's success in connection with projects acquired with Series A Preferred Stock.

The preferred stock features are:

1. $10.00 face value per share.

2. No voting Rights

3. REAL-TIME has the right to redeem at any time, any and all Preferred Shares by payment of the face value thereof.

4. The Preferred Shares shall be convertible into the common stock of STIC, at a conversion rate equal to (i) the average 5 day bid price (as of the date of conversion) of STIC's common stock, if STIC's common stock is publicly traded, or at the book value per share of STIC's common stock, if such common stock is not publicly traded.

THE PREFERRED SHARES AND THE SHARES UNDERLYING THE PREFERRED SHARES ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES STATUTE. THE PREFERRED SHARES AND THE SHARE UNDERLYING THE PREFERRED SHARES ARE BEING ACQUIRED BY QUEST NET FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO ANY DISTRIBUTION THEREOF. QUEST NET AGREES THAT NO TRANSFER OR OTHER DISPOSITION OF THE PREFERRED SHARES OR THE SHARES UNDERLYING THE PREFERRED SHARES OR ANY INTEREST THEREIN WILL BE MADE IN VIOLATION OF THE SECURITIES ACT

OR ANY STATE SECURITIES STATUTE. QUEST NET WILL EXECUTE AN INVESTMENT LETTER TO THIS EFFECT.

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. SUCH WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SHOWN HEREIN INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IF SENDING A LETTER, AN INVESTOR SHOULD SEND IT BY CERTIFIED MAIL. RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT IS MAILED. ANY ORAL REQUESTS FOR RESCISSION SHOULD BE ACCOMPANIED BY A REQUEST FOR WRITTEN CONFIRMATION THE ORAL REQUEST WAS RECEIVED ON A TIMELY BASIS.

AS REQUIRED BY SECTION 517.061(11)(A)3 FLORIDA STATUTES, AND RULE
3E-500.05(5)(A) PROMULGATED THEREUNDER, YOU OR YOUR REPRESENTATIVES MAY HAVE, AT THE OFFICES OF THE COMPANY AT ANY REASONABLE HOUR, AFTER REASONABLE PRIOR NOTICE, ACCESS TO THE MATERIALS SET FORTH IN THE RULE WHICH THE COMPANY CAN OBTAIN WITHOUT UNREASONABLE EFFORT OR EXPENSE.

                        PROFESSIONAL CONSULTING AGREEMENT

         This Agreement made as of August 19, 1998, by and between QUEST NET Corp., a Colorado Corporation, 2740 E Oakland Park Boulevard, Suite 206, Fort Lauderdale, Florida 33306 ("QUEST NET"), "), Real-Time Cash, Inc. a Florida Corporation, 265 South Federal Highway, Suite 335, Deerfield Beach Florida 33441 ("REAL TIME") and REAL-TIME's parent company, Secure Transaction International Corp., a Florida Corporation, 265 South Federal Highway, Suite 335, Deerfield Beach Florida 33441 ("STIC").

         WHEREAS, QUEST NET has substantial experience in computer technology including data communications and message switching networks and the creating and marketing of software, especially in the field of encryption; and

         WHEREAS, QUEST NET operates data communications and message switching networks and provides data network and communications services and related equipment and devices, individually or through affiliates, suppliers and agents; and

         WHEREAS, QUEST NET, through its business operations and contacts is made aware of new products and market opportunities that could benefit REAL-TIME; and

         WHEREAS, REAL-TIME wishes to enlist QUEST NET as a technology and marketing consultant to provide assistance to REAL-TIME on an on-going basis with regard to new product and market opportunities in the areas of computer technology including data communications and message switching networks and the creating and marketing of software, especially in the field of encryption; and

         WHEREAS, STIC is the parent corporation of REAL-TIME, its wholly owned subsidiary and,

         WHEREAS, STIC intends to become a company whose securities are publicly traded, and

         WHEREAS, STIC's Board of Directors has authorized the conversion of REAL-TIME preferred stock into the common stock of STIC.

         NOW, THEREFORE, for the mutual promises and other consideration described herein, the parties hereto agree as follows:

         1. Services to be Provided by QUEST NET. QUEST NET's duties will consist of (i) providing technology and marketing advice and analysis of new product and market opportunities in the areas of computer technology (the "Opportunities"), including data communications, message switching networks and encryption and other related software (the "Software"); (ii) evaluating and presenting to REAL-TIME the Opportunities; (iii) facilitating REAL-TIME's relationship with the computer technology community and (iv) assisting REAL-TIME to (a) introduce its encryption software product into various markets throughout the United States and (b) help expand the distribution of its encryption software into those markets. QUEST NET will provide such assistance on an on-going basis. QUEST NET will respond to all telephone calls from REAL-TIME within a time period of 2 hours from the time the call was placed.

         2. Term. The term of this Agreement shall be for a period of 5 years from the date hereof.

         3 Compensation for Services. In consideration of services to be rendered hereunder, QUEST NET shall receive a consulting fee of $50,000 per year, payable in advance by the issuance of 25,000 shares of REAL-TIME's Series A Preferred Non-Voting Stock, $10.00 per share face value (the "Preferred Stock"). The Preferred Stock shall be convertible into the common stock of STIC. The other rights and preferences of the Preferred Stock are more fully described in Exhibit "A" hereto and incorporated herein. The delivery of the Preferred certificates will take place within twenty (20) business days from the execution of this Agreement (the "Delivery Date"). REAL-TIME or STIC shall have the right to redeem the Preferred Stock not converted, in whole or in part, at any time by paying the face value thereof.

         For each three-month period during the Term of this Agreement, QUEST NET shall have the right to convert up to 1,250 shares of the Preferred Stock by providing to REAL-TIME and STIC a notice of conversion. Within fifteen days from the receipt of the notice, REAL-TIME or STIC shall have the option to redeem that number of the Preferred Shares noticed for conversion (the "Redeemable Shares"), at a redemption price of $10.00 per share. If REAL-TIME or STIC do not redeem the Redeemable Shares within such fifteen day period, QUEST NET shall have the right to convert the Redeemable Shares into common stock of STIC, at a conversion rate equal to (i) the average 5 day bid price (as of the date of conversion) of STIC's common stock, if STIC's common stock is publicly traded, or at the book value per share of STIC's Common Stock, if such common stock is not publicly traded.

         4. Reimbursement for Expenses. QUEST NET shall bear all of its expenses and costs without reimbursement from REAL-TIME.

         5. Termination. In addition to any other remedy available at law or in equity, in the event of any breach of this agreement by QUEST NET the number of shares to be retained by QUEST NET shall be based upon 25,000 times a fraction whose numerator is the number of days after the date hereof and whose denominator is 1,825. All remaining shares shall be canceled.

         If QUEST NET is unable, for any reason, to perform the duties for REAL-TIME for 15 consecutive days, it shall be treated as a breach by QUEST NET.

         6. Finders Fees. QUEST NET shall not receive any finders' fees, commissions or other remuneration in connection with any transaction it assists REAL-TIME with during the term of this Agreement.

         7. Representations and Warranties. QUEST NET represents and warrants that services to be provided by QUEST NET under this Agreement will be performed by competent, trained personnel in a workmanlike manner. QUEST NET and its personnel shall comply with all applicable statues, rules, and regulations governing all aspects of the services to be performed under this Agreement. REAL-TIME understands and acknowledges that QUEST NET cannot guarantee that the services provided hereunder will achieve any particular objective or fulfill any specified goals.

         In order to induce REAL-TIME to issue the Preferred Shares, recognizing that REAL-TIME will be relying on the information and on the representations set forth below, QUEST NET hereby represents, warrants, and agrees as follows:

          (a) QUEST NET has determined that the purchase of the Preferred shares and the shares underlying the Preferred Shares of REAL-TIME (the "Shares") is a suitable investment for QUEST NET and that QUEST NET is able to bear economic risks including a total loss of an investment in the Shares.
          (b) QUEST NET is purchasing the Shares for its own account for investment, and not with a view to or for sale in connection with the distribution of the Shares nor with any present intention of selling or otherwise disposing of all or any part of the Shares. QUEST NET hereby acknowledges its understanding that the Shares are not being registered under the Securities Act of 1933 (the "Act"), or any state securities laws on the ground that the issuance and sale of the Shares to QUEST NET is exempt under the Act and relevant state securities laws as not involving a public offering. QUEST NET agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available. QUEST NET authorizes REAL-TIME to place a legend denoting the restrictions on the certificates to be issued.

     QUEST NET further acknowledges its understanding that REAL-TIME's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by it and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, QUEST NET was acquiring the Shares for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce REAL-TIME to issue and sell the Shares to QUEST NET, it is agreed that REAL-TIME will have no obligation to recognize the ownership, beneficial or otherwise, of such shares by anyone but QUEST NET, except as set forth herein.

          (c) QUEST NET acknowledges and is aware that, except as set forth herein, the it will not transfer or assign the Shares, or any interest therein; the assignment and transferability of the Shares will be governed by this Agreement and all applicable laws.

          (d) QUEST NET has acknowledged and is aware that, except for the three day rescission rights provided under Florida law, it is not entitled to cancel, terminate or revoke this subscription, and any agreements of QUEST NET in connection herewith shall survive the termination of this Agreement.

          (e) QUEST NET has had the opportunity to ask questions of, and receive answers from management of REAL-TIME regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of REAL-TIME and related matters.

          QUEST NET may have access to whatever additional information concerning REAL-TIME, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that it or its purchaser representative, if any, desires, provided that REAL-TIME can acquire such information without unreasonable effort or expense. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a) thereunder, QUEST NET and its purchaser representative may have, at the offices of REAL-TIME, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which REAL-TIME can obtain without unreasonable effort or expense.

          (f) QUEST NET has had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (e) hereof.

         QUEST NET hereby agrees to indemnify and hold harmless REAL-TIME its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable attorney fees, expert witness and accounting fees and other disbursements and costs or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

         The representations, warranties, and agreements contained herein shall survive the delivery of and payment for, the Shares.

--------------------------------------------------------------------------------
FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO REAL-TIME, AN AGENT OF REAL-TIME OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.
--------------------------------------------------------------------------------

8. Governing Law, Venue, and Arbitration. This Agreement shall be deemed to be executed in the State of Florida and governed by the laws of the State of Florida. Any controversy or claim arising out of or relating to this Agreement or to the interpretation, breach or enforcement thereof, except a claim for injunctive relief, shall be submitted to an arbitrator and settled by arbitration in Broward County, Florida, in accordance with the rules then obtaining of the American Arbitration Association. Any award made by the arbitrator shall be final, binding, and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof. Nothing contained herein shall serve to prohibit the parties from seeking injunctive relief in a court of competent jurisdiction.

         9. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

         10. Successors. Subject to the provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         12. Waiver and Amendment. The waiver by any party to this Agreement of a breach of any provision hereof by any other party shall not be construed as a waiver of any subsequent breach by any party. No provision of this Agreement may be terminated, amended, supplemented, waived or modified other than by an instrument in writing signed by the party against whom the enforcement of the termination, amendment, supplement, waiver or modification is sought.

         13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature, provided however that original signatures must be provided within ten days from the date of signing.

         14. Attorney Fees and Costs. In the event any action is commenced, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses.

         15. Assignment. This Agreement may be assigned by REAL-TIME to any other wholly owned subsidiary of STIC. No other assignment will be permitted by either party without the other party prior written consent, which shall not be unreasonably withheld.

         16. Relationship of Parties. Except as set forth herein, neither party shall have any right or authority to create any obligation on the part of the other party or bind the other party to any agreement.

         17. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered by U.S. Certified Mail, return receipt requested, or by special messenger service with receipt (such as Federal Express), by facsimile delivery or by hand, to the parties at the addresses set forth above or such substitute address of which notice is given in like manner. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery.

Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

         18. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written agreements regarding the same subject matter.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer, or as to an individual party, has executed this Agreement in his own hand, as of the date first written above.

Dated:  August 19, 1998

In the presence of:

                           Real-Time Cash, Inc.



                           BY: /s/ J. Forrest Tytler
                               ---------------------------
                               J. Forrest Tytler, Chairman

                           Secure Transaction International
                           Corporation


[Illigible]                BY /s/ J. Forrest Tytler
------------------------      ---------------------------
                              J. Forrest Tytler, Chairman



                           Quest Net, Corp.

                           BY: /s/ Camilo Pereira
------------------------      ---------------------------
                              Camilo Pereira, President

                             EXHIBIT A

             Description of Series "A" Preferred Stock

The Series A Preferred Stock of REAL-TIME was properly authorized by the REAL-TIME's Board of Directors and filed with Secretary of State. The shares initially have a designated face value of ten dollars ($10) per share. One Hundred million (100,000,000) shares of Preferred Stock have been authorized, 525,000 of which have been designated as Series A and 25,000 of which were reserved for issuance as consideration for this Transaction. The Series A Preferred shares are convertible into the common stock of STIC. The Series A Preferred shares and the common stock of STIC have never traded in the market and have never been registered as a part of any registration statement filed by REAL-TIME or STIC with the Securities and Exchange Commission. The value of the shares was arbitrarily determined by REAL-TIME's Board of Directors after taking into consideration, among other things, the features of the Series A Preferred Stock and the prospects for the company's success in connection with projects acquired with Series A Preferred Stock.

The preferred stock features are:

1. $10.00 face value per share.

2. No voting Rights

3. REAL-TIME has the right to redeem at any time, any and all Preferred Shares by payment of the face value thereof.

4. The Preferred Shares shall be convertible into the common stock of STIC, at a conversion rate equal to (i) the average 5 day bid price (as of the date of conversion) of STIC's common stock, if STIC's common stock is publicly traded, or at the book value per share of STIC's common stock, if such common stock is not publicly traded.

THE PREFERRED SHARES AND THE SHARES UNDERLYING THE PREFERRED SHARES ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES STATUTE. THE PREFERRED SHARES AND THE SHARE UNDERLYING THE PREFERRED SHARES ARE BEING ACQUIRED BY QUEST NET FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES ONLY, AND NOT WITH A VIEW TO ANY DISTRIBUTION THEREOF. QUEST NET AGREES THAT NO TRANSFER OR OTHER DISPOSITION OF THE PREFERRED SHARES OR THE SHARES UNDERLYING THE PREFERRED SHARES OR ANY INTEREST THEREIN WILL BE MADE IN VIOLATION OF THE SECURITIES ACT

OR ANY STATE SECURITIES STATUTE. QUEST NET WILL EXECUTE AN INVESTMENT LETTER TO THIS EFFECT.

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. SUCH WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SHOWN HEREIN INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IF SENDING A LETTER, AN INVESTOR SHOULD SEND IT BY CERTIFIED MAIL. RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT IS MAILED. ANY ORAL REQUESTS FOR RESCISSION SHOULD BE ACCOMPANIED BY A REQUEST FOR WRITTEN CONFIRMATION THE ORAL REQUEST WAS RECEIVED ON A TIMELY BASIS.

AS REQUIRED BY SECTION 517.061(11)(A)3 FLORIDA STATUTES, AND RULE
3E-500.05(5)(A) PROMULGATED THEREUNDER, YOU OR YOUR REPRESENTATIVES MAY HAVE, AT THE OFFICES OF THE COMPANY AT ANY REASONABLE HOUR, AFTER REASONABLE PRIOR NOTICE, ACCESS TO THE MATERIALS SET FORTH IN THE RULE WHICH THE COMPANY CAN OBTAIN WITHOUT UNREASONABLE EFFORT OR EXPENSE.